Exhibit 99.06

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

FIRST USA BANK, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1

Monthly Period:	8/1/02 to
8/31/02
Distribution Date:	9/17/02
Transfer Date:	9/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the “Pooling and Servicing Agreement”) by and between First USA Bank, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution.

1.	The total amount of the distribution to
Certificateholders on the Distribution Date per
$1,000 original certificate principal amount

Class A	$1.52250
Class B	$1.69167
CIA	$2.12667

2.	The amount of the distribution set forth in
paragraph 1 above in respect of interest on
the Certificates, per $1,000 original
certificate principal amount

Class A	$1.52250
Class B	$1.69167
CIA	$2.12667

MONTHLY CERTIFICATEHOLDERS’ STATEMENTS
Series 1997-1

3.	The amount of the distribution set forth in paragraph 1
above in respect of principal on the Certificates, per
$1,000 original certificate principal amount

Class A	$0.00000
Class B	$0.00000
CIA	$0.00000

B.    Information Regarding the Performance of the Trust.

1.	Allocation of Principal Receivables.

The aggregate amount of Allocations of Principal
Receivables processed during the Monthly Period
which were allocated in respect of the Certificates

Class A	$104,060,835.57
Class B	$9,389,632.99
CIA	$11,896,573.83

Total	$125,347,042.39

2. Allocation	of Finance Charge Receivables

(a1)	The aggregate amount of Allocations of Finance
Charge Receivables processed during the Monthly
Period which were allocated in respect of the
Certificates

Class A	$10,303,372.74
Class B	$929,695.49
CIA	$1,177,915.13

Total	$12,410,983.36

(b1) Principal Funding Investment Proceeds (to Class A)	$ 0.00
(b2) Withdrawals from Reserve Account (to Class A)	$ 0.00

Class A Available Funds	$10,303,372.74

(c1) Principal Funding Investment Proceeds (to Class B)	$ 0.00
(c2) Withdrawals from Reserve Account (to Class B)	$ 0.00

Class B Available Funds	$ 929,695.49

(d1) Principal Funding Investment Proceeds (to CIA)	$ 0.00
(d2) Withdrawals from Reserve Account (to CIA)	$ 0.00

CIA Available Funds	$ 1,177,915.13

(e1) Total Principal Funding Investment Proceeds	$ 0.00
(e2) Investment Earnings on deposits to Reserve Account	$ 0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENTS
Series 1997-1

3.	Principal Receivable / Investor Percentages

(a) The aggregate amount of Principal Receivables in the Trust as of 08/31/02	$32,869,961,732.81

(b)	Invested Amount as of 08/31/02
(Adjusted Class A Invested Amount
during Accumulation Period)

Class A	$750,000,000.00
Class B	$67,770,000.00
CIA	$85,845,000.00

Total	$903,615,000.00

(c)	The Floating Allocation Percentage:

Class A	2.283%
Class B	0.206%
CIA	0.261%

Total	2.750%

(d)	During the Accumulation Period: The Invested Amount
as of (the last day of the Revolving Period)

Class A	$0.00
Class B	$0.00
CIA	$0.00

Total	$0.00

(e)	The Fixed/Floating Allocation Percentage:

Class A	2.283%
Class B	0.206%
CIA	0.261%

Total	2.750%

MONTHLY CERTIFICATEHOLDERS’ STATEMENTS
Series 1997-1

4.	Delinquent Balances.

The aggregate amount of outstanding balances in the
Accounts which were delinquent as of the end of the day
on the last day of the Monthly Period

(a)	30 - 59 days	$474,037,411.33
(b)	60 - 89 days	$304,736,754.79
(c)	90 - 119 days	$232,587,296.02
(d)	120 - 149 days	$184,167,054.60
(e)	150 - 179 days	$164,853,666.14
(f)	180 or more days	$0.00
	Total	$1,360,382,182.88

5.	Monthly Investor Default Amount.

(a)	The aggregate amount of all defaulted Principal
Receivables written off as uncollectible during the
Monthly Period allocable to the Invested Amount
(the aggregate “Investor Default Amount”)

Class A	$3,373,840.04
Class B	$304,428.84
CIA	$385,708.39

Total	$4,063,977.27

6.	Investor Charge-Offs & Reimbursements of Charge-Offs.

(a)	The aggregate amount of Class A Investor Charge-
Offs and the reductions in the Class B Invested
Amount and the CIA

Class A	$0.00
Class B	$0.00
CIA	$0.00

Total	$0.00

(b)	The amounts set forth in paragraph 6(a) above, per
$1,000 original certificate principal amount (which
will have the effect of reducing, pro rata, the
amount of each Certificateholder’s investment)

Class A	$0.00
Class B	$0.00
CIA	$0.00

Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 5	Series 1997-1

(c) The	aggregate amount of Class A Investor Charge-
                Offs reimbursed and the reimbursement of
                reductions in the Class B Invested Amount and the
                CIA

Class A	$0.00
Class B	$0.00
CIA	$0.00

Total	$0.00

(d)	The amounts set forth in paragraph 6(c) above, per
                    $1,000 interest (which will have the effect of
                    increasing, pro rata, the amount of each
                    Certificateholder’s investment)

Class A	$0.00
Class B	$0.00
CIA	$0.00

Total	$0.00

7.    Investor Servicing Fee

(a)	The amount of the Investor Monthly Servicing Fee
                    payable by the Trust to the Servicer for the
                    Monthly Period

Class A	$937,500.00
Class B	$84,712.50
CIA	$107,306.25

Total	$1,129,518.75

8.    Reallocated Principal Collections

The amount of Reallocated CIA
and Class B Principal Collections applied in respect
of Interest Shortfalls, Investor Default Amounts or Investor
Charge-Offs for the prior month.

Class B	$0.00
CIA	$0.00

Total	$0.00

9.    CIA Invested Amount

(a) The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$85,845,000.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 6	Series 1997-1

(b) The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$85,845,000.00

10.    The Pool Factor

The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder’s pro rata share of the
Investor Participation Amount can be determined by multiplying the original denomination of the holder’s Certificate by the Pool Factor

Class A	1.00000000
Class B	1.00000000
Total	1.00000000

11.    The Portfolio Yield

The Portfolio Yield for the related Monthly Period	10.77%

12.    The Base Rate

The Base Rate for the related Monthly Period	3.98%

C    Information Regarding the Principal Funding Account

1. Accumulation Period

(a) Accumulation Period Commencement Date	12/01/2003

(b) Accumulation Period Length (months)	2

(c) Accumulation Period Factor	5.82

(d) Required Accumulation Factor Number	8

(e) Controlled Accumulation Amount	$451,807,500.00

(f) Minimum Payment Rate (last 12 months)	13.44%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 7	Series 1997-1

2. Principal	Funding Account

Beginning Balance	$0.00
Plus: Principal Collections for related Monthly Period from Principal Account	0.00
Plus: Interest on Principal Funding Account Balance for related Monthly Period	0.00

Less: Withdrawals to Finance Charge Account	0.00
Less: Withdrawals to Distribution Account	0.00

Ending Balance	0.00

3. Accumulation	Shortfall

The Controlled Deposit Amount for the previous Monthly Period	$0.00

Less: The amount deposited into the Principal Funding Account for the Previous Monthly Period	$0.00

Accumulation Shortfall	$0.00

Aggregate Accumulation Shortfalls	$0.00

4. Principal	Funding Investment Shortfall

Covered Amount	$0.00

Less: Principal Funding Investment Proceeds	$0.00

Principal Funding Investment Shortfall	$0.00

D.    Information Regarding the Reserve Account

1. Required	Reserve Account Analysis

(a) Required Reserve Account Amount percentage	0.00000%

(b) Required Reserve Account Amount ($) .5% of Invested Amount or other amount designated by Transferor)	$0.00

(c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

(d) Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT Page 8	Series 1997-1

2. Reserve	Account Investment Proceeds

Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

3. Withdrawals	from the Reserve Account

Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (1 (d) plus 2 above)	$0.00

4. The	Portfolio Adjusted Yield

The Portfolio Adjusted Yield for the related Monthly Period	6.64%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT
Signature Page

First USA Bank, National Association as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President